united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Annual Report
September 30, 2015

Investor Information: 1-855-224-7204
www.PROBABILITIESFUND.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Probabilities Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities Fund Annual Report. For the twelve months ended September 30, Probabilities Fund’s (I shares) total return was -1.58%, compared with -0.61% for the S&P 500 Total Return Index*

The Fund benefited mostly from its defensive positions during the second and third quarters of 2015. However, it underperformed the benchmark mainly due to short term leveraged positions in the months of January and February.

In the first half of the fiscal year (the six month period ended 3/31/15) the Fund started the period positioned with below market equity exposure and after the manager’s technical indicator triggered entry into its “bullish bias” period it oscillated between a 1x and leveraged 2x position throughout the period. The Fund was actively managed to obtain equity exposure, at times leveraged, pursuing gains based on its system-generated triggers. Market exposure was increased in the period as dictated by policy rules to increase exposure when expected return was positive. For the six months ended 3/31/15 the Fund returned +2.19% compared to +5.93% for the S&P 500.

In the second half (the six months ended 9/30/15) the Fund’s portfolio transitioned to its more conservative strategy during the manager’s “bearish bias” period. While it entered the period positioned aggressively, technical indicators triggered a transition to a defensive position in mid-May, followed by rotation between its cash baseline and inverse exposure at times, with infrequent below-market equity positions on a short term basis. For the 6 months ended 9/30/15 the Fund returned -3.69% compared to -6.18% for the S&P 500.

The market’s 10%+ correction in mid-August took some of the froth out of share prices, which had traded at extended valuations. Due to continued global tensions we expect the market to continue to be volatile. Fundamentally, stocks are still trading fully valued over 15x forward earnings for the S&P 500, and any earnings disappointments or evidence of economic slowdown could result in a P/E contraction, exacerbating any downside from pricing adjustments to tempered earnings projections. Historically the fourth quarter and first quarter of an election year tend to be some of the best performing periods for the stock market, and we anticipate being positioned into the year end and beyond to participate in a rising stock market.

The Fed signaled its willingness to embark on a tightening credit cycle, indicating its first rate hike could be as early as December. The market doesn’t like uncertainty and when the Fed broadcast its intention to raise rates in December the market responded positively. A rate hike appears to be more of a certainty now and investors are looking beyond the next Fed meeting, focusing instead on fundamentals. A benefit of a rate increase is that it gives the Fed room to maneuver (cut rates again) in the event of an economic slowdown in the year ahead. Economic barometers (low inflation and a low unemployment rate) indicate a healthy economy growing at a modest pace. This gives the Fed an opportunity to begin raising rates back towards a “normal” rate while standing read to be accommodative again the first signs of a stall in the growth rate. The fund’s portfolio will be positioned to participate in the markets, on a leveraged basis at selected times, in the months ahead.

Thank you for being a Probabilities Fund shareholder.

Sincerely,

Joseph B. Childrey
Founder & CIO
Probabilities Fund Management, LLC

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Portfolio shares. The Probabilities VIT Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

6633-NLD-11/19/2015

Probabilities Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

Comparison of the change in value of a $10,000 investment

The Fund’s performance figures for the periods ended September 30, 2015 compared to its benchmark
			Five	Since	Since
	Six Months	One Year	Years	Inception*	Inception**
Probabilities Fund – Class A	(3.89)%	(1.87)%	N/A	(0.55)%	—
Probabilities Fund – Class A with load	(9.39)%	(7.48)%	N/A	(3.96)%	—
Probabilities Fund – Class C	(4.21)%	(2.56)%	N/A	(1.29)%	—
Probabilities Fund – Class I***	(3.69)%	(1.58)%	13.33%	—	11.88%
S&P 500 Total Return Index****	(6.18)%	(0.61)%	13.34%	4.48%	5.80%

*	Class A and Class C commenced operations on January 16, 2014.

**	Class I commenced operations on January 1, 2008.

***	The Fund is the successor to the Probabilities Fund, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by Probabilities Fund Management, LLC, and had substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on December 12, 2013. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. For the period from inception through September 30, 2014, total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For the year ended September 30, 2015, total returns would have been higher had the Adviser not recaptured some of its fees and a portion of the Fund’s prior period expenses. The Fund’s total gross annual operating expense, including underlying funds, is 2.33%, 3.08% and 2.08% for Class A, Class C and Class I shares, respectively, per the Fund’s January 28, 2015 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the Fund’s shares. For performance information current to the most recent month end, please call 1-855-224-7204.

Portfolio Composition as of
September 30, 2015* (Unaudited)
Exchange Traded Funds-Equity	43.82%
Cash	66.84%
Liabilities in Excess of Other Assets	(10.66)%
Total	100.00%
* Based on a percentage of Net Assets

Probabilities Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 43.82%
	EQUITY FUNDS - 43.82%
132,560	Direxion Daily S&P 500 Bull 3X *	$9,155,919
175,480	ProShares UltraPro S&P 500	9,170,585
16,320	SPDR S&P 500 ETF Trust	3,127,402
17,800	Vanguard S&P 500 ETF	3,127,638
31,360	Vanguard Total Stock Market ETF	3,095,859
	TOTAL EXCHANGE TRADED FUNDS (Cost - $27,763,261)	27,677,403

	TOTAL INVESTMENTS - 43.82% (Cost - $27,763,261) (a)	$27,677,403
	CASH - 66.84%	42,215,890
	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.66)%	(6,738,073)
	NET ASSETS - 100.00%	$63,155,220

*	Non-Income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $27,795,597 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$54,381
Unrealized depreciation:	(172,575)
Net Unrealized depreciation:	$(118,194)

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments in Securities at Value (identified cost $27,763,261)	$27,677,403
Cash	42,215,890
Dividends and Interest Receivable	7,965
Receivable for Investment Securities Sold	5,256,578
Receivable for Fund Shares Sold	32,826
Prepaid Expenses and Other Assets	31,477
Total Assets	75,222,139

Liabilities:
Payable for Investment Securities Purchased	11,942,537
Accrued Advisory Fees	65,428
Payable for Fund Shares Redeemed	24,458
Accrued Distribution Fees	6,562
Other Accrued Expenses	27,934
Total Liabilities	12,066,919

Net Assets	$63,155,220

Composition of Net Assets:
At September 30, 2015, Net Assets consisted of:
Paid-in-Capital	$64,537,421
Accumulated Net Investment Loss	(942,781)
Accumulated Net Realized Loss on Investments	(353,562)
Net Unrealized Depreciation on Investments	(85,858)
Net Assets	$63,155,220

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized; 1,637,438 shares of beneficial interest outstanding)	$16,591,209
Net Asset Value and Redemption Price Per Share ($16,591,209/1,637,438 shares of beneficial interest outstanding)	$10.13
Offering Price Per Share ($10.13/0.9425) Includes a Maximum sales charge of 5.75%	$10.75

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized; 412,924 shares of beneficial interest outstanding)	$4,130,106
Net Asset Value, Offering and Redemption Price Per Share ($4,130,106/412,924 shares of beneficial interest outstanding)	$10.00

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 4,169,919 shares of beneficial interest outstanding)	$42,433,905
Net Asset Value, Offering and Redemption Price Per Share ($42,432,905/4,169,919 shares of beneficial interest outstanding)	$10.18

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

Investment Income:
Dividend Income	$109,330
Total Investment Income	109,330

Expenses:
Investment Advisory Fees	892,386
Registration & Filing Fees	67,628
Fund Accounting Fees	46,888
Administration Fees	44,098
Distribution Fees - Class A	39,620
Distribution Fees - Class C	25,531
Transfer Agent Fees	32,353
Legal Fees	27,209
Printing Expense	26,773
Non 12b-1 Shareholder Servicing Fee	17,195
Chief Compliance Officer Fees	17,083
Audit Fees	15,000
Trustees’ Fees	11,715
Custody Fees	7,460
Insurance Expense	1,662
Miscellaneous Expenses	9,888
Total Expenses	1,282,489
Plus: Expense Reimbursement Recaptured	33,029
Net Expenses	1,315,518

Net Investment Loss	(1,206,188)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(353,562)
Net Change in Unrealized Depreciation on Investments	192,538
Net Realized and Unrealized Gain (Loss) on Investments	(161,024)

Net Decrease in Net Assets Resulting From Operations	$(1,367,212)

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the
	Ended	Period Ended
	September 30, 2015	September 30, 2014 *

Operations:
Net Investment Loss	$(1,206,188)	$(593,531)
Net Realized Gain (Loss) on Investments	(353,562)	2,264,301
Net Change in Unrealized Appreciation (Depreciation) on Investments	192,538	(278,396)
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,367,212)	1,392,374

Distributions to Shareholders From:
Net Realized Capital Gains ($0.25 and $0.00 per share, respectively)	(1,587,316)	—
Total Distributions to Shareholders	(1,587,316)	—

Capital Transactions:
Class A Shares:
Proceeds from Shares Issued (1,422,398 and 1,290,570 shares, respectively)	15,076,209	13,354,892
Distributions Reinvested (31,286 and 0 shares, respectively)	342,896	—
Cost of Shares Redeemed (875,549 and 231,267 shares, respectively)	(9,170,236)	(2,429,626)
Net Increase From Capital Transactions: Class A	6,248,869	10,925,266

Class C Shares:
Proceeds from Shares Issued (264,603 and 197,107 shares, respectively)	2,743,307	2,051,485
Distributions Reinvested (4,419, and 0 shares, respectively)	48,081	—
Cost of Shares Redeemed (27,171 and 26,034 shares, respectively)	(282,960)	(274,916)
Net Increase From Capital Transactions: Class C	2,508,428	1,776,569

Class I Shares:
Proceeds from Shares Issued (2,664,412 and 4,912,290 shares, respectively)	28,286,883	50,808,080
Distributions Reinvested (101,383 and 0 shares, respectively)	1,114,200	—
Cost of Shares Redeemed (2,809,547 and 698,619 shares, respectively)	(29,609,473)	(7,341,448)
Net Increase (Decrease) From Capital Transactions: Class I	(208,390)	43,466,632

Net Increase in Net Assets From Capital Transactions	8,548,907	56,168,467

Total Increase in Net Assets	5,594,379	57,560,841

Net Assets:
Beginning of Period	57,560,841	—
End of Period	$63,155,220	57,560,841

Accumulated Net Investment Income (Loss) at End of Period	$(942,781)	$—

*	The Fund commenced operations as a series of Northern Lights Fund Trust on December 12, 2013.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 *

Net Asset Value, Beginning of Period	$10.56		$10.46
Increase From Operations:
Net investment loss (a)	(0.21)		(0.15)
Net gain from investments (both realized and unrealized)	0.03		0.25
Total from operations	(0.18)		0.10

Less Distributions:
From net realized gains on investments	(0.25)		—
Total Distributions	(0.25)		—

Net Asset Value, End of Period	$10.13		$10.56

Total Return (b)	(1.87	)% (h)	0.96	% (g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,591		$11,187

Ratio of gross expenses to average net assets (e)	2.14%		2.33	% (c)
Ratio of net expenses to average net assets (e) (h)	2.14	% (g)	2.14	% (c)
Ratio of net investment income (loss) to average net assets (e,f)	(1.98)%		(2.03	)% (c)
Portfolio turnover rate	1712%		2750	% (d)

*	Class A commenced operations on January 16, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. For the period from inception through September 30, 2014, had the Co-Advisers not waived their fees or reimbursed a portion of Fund expenses, total returns would have been lower. For the year ended September 30, 2015, had the Co-Advisers not recaptured their fees or previously reimbursed Fund expenses, total returns would have been higher. Total returns for periods less than one year are not annualized

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Such ratio includes the Co-Advisor’s recapture of waived/reimbursed fees from prior periods.

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class C
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 *

Net Asset Value, Beginning of Period	$10.50		$10.46
Increase From Operations:
Net investment loss (a)	(0.28)		(0.21)
Net gain from investments (both realized and unrealized)	0.03		0.25
Total from operations	(0.25)		0.04

Less Distributions:
From net realized gains on investments	(0.25)		—
Total Distributions	(0.25)		—

Net Asset Value, End of Period	$10.00		$10.50

Total Return (b)	(2.56	)% (h)	0.38	% (g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4,130		$1,797

Ratio of gross expenses to average net assets (e)	2.89%		3.08	% (c)
Ratio of net expenses to average net assets (e) (h)	2.89	% (g)	2.89	% (c)
Ratio of net investment income (loss) to average net assets (e,f)	(2.74)%		(2.78	)% (c)
Portfolio turnover rate	1712%		2750	% (d)

*	Class C commenced operations on January 16, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains capital gains distributions, if any. Had the Co-Advisers not waived its fees or reimbursed a portion of Fund expenses, total reimbursed a portion of Fund expenses, total returns would have been lower. For the year ended September 30, 2015, had the Co-Advisers not recaptured their fees or previously reimbursed Fund expenses, total returns would have been higher. Total returns for periods less than one year are not annualized

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Such ratio includes the Co-Advisor’s recapture of waived/reimbursed fees from prior periods.

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 *

Net Asset Value, Beginning of Period	$10.58		$10.00
Increase From Operations:
Net investment loss (a)	(0.18)		(0.15)
Net gain from investments (both realized and unrealized)	0.03		0.73
Total from operations	(0.15)		0.58

Less Distributions:
From net realized gains on investments	(0.25)		—
Total Distributions	(0.25)		—

Net Asset Value, End of Period	$10.18		$10.58

Total Return (b)	(1.58	)% (h)	5.80	% (g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$42,434		$44,577

Ratio of gross expenses to average net assets (e)	1.89%		2.08	% (c)
Ratio of net expenses to average net assets (e) (h)	1.89	% (g)	1.89	% (c)
Ratio of net investment income (loss) to average net assets (e,f)	(1.72)%		(1.78	)% (c)
Portfolio turnover rate	1712%		2750	% (d)

*	Class I commenced operations on December 12, 2013.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains capital gains distributions, if any. Had the Co-Advisers not waived its fees or reimbursed a portion of Fund expenses, total reimbursed a portion of Fund expenses, total returns would have been lower. For the year ended September 30, 2015, had the Co-Advisers not recaptured their fees or previously reimbursed Fund expenses, total returns would have been higher. Total returns for periods less than one year are not annualized

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Such ratio includes the Co-Advisor’s recapture of waived/reimbursed fees from prior periods.

(h)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

Probabilities Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund is the successor to the Probabilities Fund, LP (predecessor fund), a limited partnership organized on January 1, 2008. Effective as of the close of business on December 11, 2013, the Predecessor Fund was reorganized into a Delaware statutory trust as a registered investment company. The Fund currently offers Class A, Class C and Class I shares. Class I commenced operations on December 12, 2013 with a contribution of cash from the Predecessor Fund. Class A and Class C both commenced operations on January 16, 2014. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Investments in open end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund may hold securities, such as private investments, interests in commodity pools, other non traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Co-Advisers. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Co-Advisors to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who take into consideration all relevant factors as may be appropriate under the circumstances). If the Co-Advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

If market quotations are not readily available or if the Co-Advisers believe the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$27,677,403	$—	$—	$27,677,403
Total	$27,677,403	$—	$—	$27,677,403

*	Please refer to the Portfolio of Investments for industry classifications.

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by the Fund on returns filed for open tax year 2014 or expected to be taken in the Fund’s 2015 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions as of and for the year ended September 30, 2015. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The amounts and character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. To the extent these book/tax differences are permanent; they are charged or credited to paid-in-capital in the period that the differences arise. All short term capital gains are included in ordinary income for tax purposes.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Probabilities Fund Management, LLC and Princeton Fund Advisors, LLC serve as the Fund’s co investment advisers (the “Co-Advisers”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Co-Advisers, under the oversight of the Board, direct the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Co-Advisers, the Fund pays the Co-Advisers an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the average daily net assets. For the year ended September 30, 2015, the Co-Advisers earned advisory fees of $892,386.

The Co-Advisers have contractually agreed to waive all or part of their advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes and extraordinary expenses, such as litigation

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund services providers (other than the Co-Advisors)), at least until January 31, 2016, so that the total annual operating expenses of the Fund do not exceed 2.14%, 2.89% and 1.89% of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. Waivers and expense payments may be recouped by the Co-Advisers from the Fund, within three fiscal years of when the amounts were waived or reimbursed, to the extent that overall expenses fall below the expense limitation. However, no recoupment payment will be made if it would result in the Funds exceeding the contractual expense limitation described above. The Board may terminate this expense reimbursement arrangement at any time. During the year ended September 30, 2015, the Co-Advisers recaptured expenses in the amount of $33,029. The following amounts still subject to recapture by the Co-Advisers by the following dates:

9/30/2017	$25,847

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b 1 Plans” or “Plans”) with respect to the Fund’s Class A and Class C shares, pursuant to which the Fund pays Northern Lights Distributors, LLC (the “Distributor”) an annual fee for distribution and shareholder servicing expenses calculated by the Fund as a percentage of the average daily net assets attributable to the respective class of shares:

	Class A	Class C
Distribution Fee	0.25%	1.00%

The Distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses. During the year ended September 30, 2015, the distribution fees accrued under the Plans amounted to $39,620 and $25,531 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. For the year ended September 30, 2015, the Distributor received $63,747 in underwriting commissions for sales of the Fund’s shares, of which $9,229 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an as-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short term securities, for the year ended September 30, 2015 amounted to $624,970,774 and $610,451,271, respectively.

5.	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended September 30, 2015 was as follows:

There were no distributions for the period ended September 30, 2014.

Fiscal Year Ended
September 30, 2015
Ordinary Income	$1,586,773
Long Term Capital Gain	—
Return of Capital	543
$1,587,316

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(942,781)	$(321,226)	$—	$(118,194)	$(1,382,201)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $942,781.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$321,226	$—	$321,226

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(263,950)	$263,407	$543

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the Fund under Section 2(a)9 of the 1940 Act. As of September 30, 2015, Trust Company of America, an account holding shares for the benefit of others in nominee name, held approximately 30% and 26% of the voting securities of Class I Class A respectively and Pershing LLC, an account holding shares for the benefit of others in nominee name, held approximately 31% of the voting securities of Class C.

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Princeton has notified the Board that it will resign as a co-adviser to the Fund effective December 14, 2015. Accordingly, all references to Princeton shall be deleted as of that date. Probabilities Fund Management, LLC will continue to serve as investment adviser to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Probabilities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Probabilities Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period from December 12, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Probabilities Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from December 12, 2013 (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
November 30, 2015

PROBABILITIES FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	110	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	110	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	110	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006)	110	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	142	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011)	142	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

PROBABILITIES FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	110	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-224-7204.

Probabilities Fund
Approval of Investment Advisory Agreement (Unaudited)
September 30, 2015

Probabilities Fund (Co-Advisers – Probabilities Fund Management LLC & Princeton Fund Advisors, LLC) *

In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement by and among Probabilities Fund Management, LLC (“PFM”) and Princeton Fund Advisers, LLC (“Princeton”) (each an “Adviser” or “co-adviser”) and the Trust (the “Co-Advisory Agreement”), with respect to the Probabilities Fund (the “Fund”). In considering the approval of the Co-Advisory Agreement, the Trustees received materials specifically relating to the Co-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Co-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Co-Advisory Agreement.

Nature, Extent and Quality of Service.

PFM: The Trustees noted that PFM, founded in 2007, currently manages approximately $53 million in assets specializing in trend following by utilizing a rules-based, systematic, long/short investment strategy for separately managed accounts (SMAs) serving annuity owners and their beneficiaries, a hedge fund, and the Fund. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund and were satisfied with their qualifications, noting each holds several security industry licenses, have years of experience managing a hedge fund portfolio, along with experience in research, marketing, compliance and operations. They considered that the research and analysis conducted by PFM is the basis of a proprietary strategy driven by seasonal, institutional pressure, and political events, which systematically determine the investments’ entry and exit points, and then a systematic risk management overlay is applied to provide a level of capital protection. The Trustees recognized that PFM’s strategy of investing in a limited number of exchange-traded funds (“ETFs”) could be a challenge as the Fund grows in size, but PFM will monitor the liquidity of each ETF and evaluate alternative investments. The Trustees again noted their comfort with PFM’s additional staff and qualified legal counsel. They concluded that PFM is qualified to provide a level of service consistent with the Trustees’ expectations. The Trustees were pleased to learn that PFM has retained the services of a legal and compliance consultant to assist with providing ongoing compliance support, and noted PFM has reported no material compliance or litigation issues that would impede its ability to operate. The Trustees expressed their satisfaction with the overall qualifications and experience of PFM, and its experience managing a private hedge fund with a proven track record. The Trustees concluded that PFM has the ability to provide a level of quality service for the benefit of the Fund.

Princeton: The Trustees noted that Princeton and its affiliates provide alternative asset management strategies to institutional and individual clients worldwide, and Princeton acts as adviser or co-adviser to three mutual funds in the Trust and manages approximately $691 million in total assets. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund and were satisfied with their combined 60 years of diverse alternative asset management experience obtained from previous positions held at various financial institutions. They noted that Princeton focuses on finding alternative investment managers and conducts continuous evaluation and monitoring of the managers and sub-advisers they partner with. Based on Princeton’s experience managing and supervising sub-advisers and co-advising other mutual funds, the Board considered it a positive that Princeton will work with PFM to develop the Fund’s investment structure and conduct ongoing due diligence of PFM. The Trustees discussed the allocation of responsibility between the Co-Advisers, noting that PFM will make investment decisions for the Fund and Princeton will provide daily compliance monitoring of the portfolio’s investments to ensure they are within the stated investment guidelines in addition to monitoring compliance with tax and diversification requirements and other regulatory requirements. While recognizing that

Probabilities Fund
Approval of Investment Advisory Agreement (Unaudited) (Continued)
September 30, 2015

not all investment strategy risks can be eliminated, the Trustees agreed that they were was satisfied that Princeton will work with and assist PFM with the review and monitoring of the key risks associated with the Fund. The Trustees noted Princeton reported no material compliance or litigation issues that would inhibit its ability to operate as Co-Adviser to the Fund. The Trustees agreed that the unique structure of the Co-Adviser relationship to the Fund and Princeton’s previous mutual fund experience will bring added value and provide high quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees evaluated the performance of the hedge fund managed by PFM, Probabilities Fund LP, which will be reorganized as the Fund, noting that it significantly outperformed the S&P 500 over the 5-year period and since inception in 2008, while slightly trailing the S&P 500 over the last year. The Trustees acknowledged, that the leverage used by the hedge fund was on average somewhat higher than the maximum leverage that the Fund can utilize, but the performance indicates that PFM can perform well using similar selection techniques. With respect to Princeton, the Trustees noted their familiarity with Princeton and considered favorably Princeton’s history as a Co-Adviser to another fund in the Trust. After discussion, they concluded that PFM has demonstrated its ability to deliver favorable performance, and Princeton to provide favorable supervision and monitoring, using similar selection techniques, and has the potential to provide favorable investment returns for the Fund and both current and future shareholders.

Fees and Expenses. The Trustees evaluated the proposed advisory fee of 1.35%, to be shared by and between the Co-Advisers, and the Fund’s estimated net expense ratio, and compared it to the averages of a peer group and Morningstar category, as well as the fees charged to separate accounts managed by PFM. The Trustees noted that the proposed advisory fee was lower than the fee paid by the hedge fund managed by PFM (a 1.50% management fee plus a 20% incentive fee) and the peer group average (1.38%), but higher than the Morningstar category average (1.25%). After evaluating the materials provided and the responses given by the representatives of PFM and Princeton, the Trustees concluded that the advisory fee was acceptable.

Economies of Scale. The Trustees considered whether economies of scale would be realized by the Co-Advisers with respect to the management of the Fund. They discussed the responses from the Co-Advisers as to when breakpoints might be appropriate, noting that PFM and Princeton indicated the Fund would likely benefit from economies of scale when each reaches $500 million in assets. They further noted that PFM and Princeton had indicated their respective willingness to discuss breakpoints when assets reach $1 billion. After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees considered the anticipated profits to be realized by PFM and Princeton in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund. The Trustees noted that an expense cap is in place and discussed its probable impact on Co-Adviser profits. The Trustees noted that the PFM estimates that during the first fiscal year it may realize moderate profits and Princeton estimates realizing a net loss during the first fiscal year. The Trustees discussed the unique fee sharing arrangement between the Co-Advisers, noting the sliding scale of fee sharing based on Fund assets. After further discussion, the Trustees concluded that the anticipated levels of profit are reasonable.

Conclusion. Having requested and received such information from Princeton and PFM as the Trustees believed to be reasonably necessary to evaluate the terms of the Co-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Co-Advisory Agreement is in the best interests of the future shareholders of Probabilities Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Probabilities Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges; and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested and held for the entire period of April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending Account		Expenses Paid
	Beginning Account	Value	Annualized	During Period*
	Value (4/1/15)	(9/30/15)	Expense Ratio	(4/1/15 to 9/30/15)
Actual
Class A	$1,000.00	$961.10	2.14%	$10.52
Class C	$1,000.00	$957.90	2.89%	$14.18
Class I	$1,000.00	$963.10	1.89%	$ 9.30
Hypothetical
(5% return before
expenses)
Class A	$1,000.00	$1,014.34	2.14%	$10.81
Class C	$1,000.00	$1,010.58	2.89%	$14.57
Class I	$1,000.00	$1,015.59	1.89%	$ 9.55

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Co-Investment Advisers
Probabilities Fund Management, LLC
1665 Union Street, Suite A
San Diego, CA 92101

Princeton Fund Advisors, LLC
1125 17th Street
Suite 1400
Denver, CO 80202

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the first 12 month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is or will be available without charge, upon request, by calling 1-855-224-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-224-7204.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $13,500

(b)	Audit-Related Fees
2015 – None

(c)	Tax Fees

2015 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015

Audit-Related Fees:      0.00%

Tax Fees:      0.00%

All Other Fees:      0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Executive Officer

Date 12/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Executive Officer

Date 12/7/15

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Financial Officer

Date 12/7/15